Exhibit 10.1

January 8, 2018

7-Eleven, Inc.

SEI Fuel Services, Inc.

3200 Hackberry Road

Irving, Texas 75063

Attn: Ian Williams

Re: Extension of End Date

Dear Mr. Williams:

Reference is made to that certain Asset Purchase Agreement, dated April 6, 2017, by and among Susser Petroleum Property Company LLC, a Delaware limited liability company (“PropCo”), Sunoco Retail LLC, a Pennsylvania limited liability company (“Sunoco Retail”), Stripes LLC, a Texas limited liability company (“Stripes”), Town & Country Food Stores, Inc., a Texas corporation (“Town & Country”) and MACS Retail LLC, a Virginia limited liability company (“MACS,” and, together with PropCo, Sunoco Retail, Stripes and Town & Country, referred to herein collectively as “Sellers,” and each, individually, as a “Seller”), 7-Eleven, Inc., a Texas corporation (“7-Eleven”) and SEI Fuel Services, Inc., a Texas corporation and wholly-owned subsidiary of 7-Eleven (“SEI Fuel,” and, together with 7-Eleven, referred to herein collectively as “Buyers,” and each, individually, as a “Buyer”) and Sunoco Finance Corp., a Delaware corporation, Sunoco, LLC, a Delaware limited liability company and Sunoco LP, a Delaware limited partnership, solely for the purposes set forth therein (as may be amended, the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

For good and valuable consideration, the receipt of which is hereby acknowledged, Buyers and Sellers hereby agree as follows:

1.    Pursuant to Section 11.4 of the Purchase Agreement, Section 10.1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b)    By Buyers or Sellers, by written notice given before the Closing, if the Closing has not occurred on or before January 24, 2018; provided, however, that such date may be extended to a later date on which Buyers and Sellers may mutually agree to in writing;”

2.    The provisions of the Purchase Agreement set forth in Sections 11.2, 11.3, 11.4, 11.6, 11.8, 11.9, 11.10, 11.13, 11.15, 11.16, 11.18 and 11.19 shall apply mutatis mutandis to this letter agreement.

[Signature Pages Follow]

If the foregoing accurately reflects our understanding regarding the subject matters discussed in this letter agreement, please so indicate by executing this letter agreement where indicated below.

Very truly yours,

SUSSER PETROLEUM PROPERTY COMPANY LLC

By:	/s/ Joseph Kim
Name:	Joseph Kim
Title:	President & Chief Executive Officer

SUNOCO RETAIL LLC

By:	/s/ Joseph Kim
Name:	Joseph Kim
Title:	President & Chief Executive Officer

TOWN & COUNTRY FOOD STORES, INC.

By:	/s/ Arnold Dodderer
Name:	Arnold Dodderer
Title:	General Counsel & Secretary

STRIPES LLC

By:	/s/ Joseph Kim
Name:	Joseph Kim
Title:	President & Chief Executive Officer

MACS RETAIL LLC

By:	/s/ Joseph Kim
Name:	Joseph Kim
Title:	President & Chief Executive Officer

SIGNATURE PAGE

SIDE LETTER

AGREED AND ACCEPTED:

7-ELEVEN, INC.

By:	/s/ Bentley Tison
Name:	Bentley Tison
Title:	Senior Vice President Acquisition Integration

SEI FUEL SERVICES, INC.

By:	/s/ Bentley Tison
Name:	Bentley Tison
Title:	Senior Vice President Acquisition Integration

SIGNATURE PAGE

SIDE LETTER